EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph B. Armes, Chief Executive Officer of CSW Industrials, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Quarterly Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

Date: November 16, 2015

/s/ Joseph B. Armes
Joseph B. Armes
Chief Executive Officer
(Principal Executive Officer)